Interim Condensed Consolidated Balance Sheets (Parenthetical) (USD $)	Apr. 30, 2014	Jan. 31, 2014	Jan. 31, 2013
Allowance for Doubtful Accounts Receivable, Current		$ 1,652	$ 4,899
Common Stock, Shares Authorized	100,000,000	100,000,000	100,000,000
Common Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares, Issued	34,168,139	34,728,139	28,522,000
Common Stock, Shares, Outstanding	34,168,139	34,728,139	28,522,000